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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) June 30, 1997


                       SOUTHWESTERN PUBLIC SERVICE COMPANY
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   New Mexico
                             --------------------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-3789                                  75-0575400
          ----------------                          -----------------
        (Commission File No.)                         (IRS Employer
                                                   Identification No.)


      Tyler at Sixth, Amarillo, Texas                     79101

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      (Address of Principal Executive Offices)         (Zip Code)


      Registrant's telephone number, including area code(806)  378-2121



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




ITEM 5.  OTHER EVENTS

      Reference is made to the press release filed as an exhibit hereto for information with respect to Company's recorded charge related to a subsidiary project.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

      99 Press Release, dated June 30, 1997, of Southwestern Public Service Company.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      SOUTHWESTERN PUBLIC SERVICE COMPANY

                                               /s/B. D. Helton
                                          -----------------------------
                                                B. D. Helton
                                          Chairman and Chief Executive Officer



Date:    June 30, 1997